EXHIBIT 10.1

CONSENT TO CREDIT AGREEMENT

THIS CONSENT TO CREDIT AGREEMENT dated as of October 16, 2018 (this “Consent”) is entered into among DIODES INCORPORATED, a Delaware corporation (the “Domestic Borrower”), DIODES INTERNATIONAL B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands, having its statutory seat in Amsterdam, the Netherlands and registered with the trade register of the Chambers of Commerce in the Netherlands under number 34274981 (the “Foreign Borrower” and together with the Domestic Borrower, the “Borrowers” and each, individually, a “Borrower”), certain Subsidiaries of the Domestic Borrower identified on the signature pages hereto as subsidiary guarantors (the “Subsidiary Guarantors”), the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

The Borrowers, Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of October 26, 2016, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement and Limited Waiver dated as of February 13, 2017, as amended by that certain Consent to Credit Agreement dated as of May 22, 2017, as amended by that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of August 24, 2017, as amended by that certain Consent to Credit Agreement dated as of April 20, 2018 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

The Domestic Borrower has informed the Administrative Agent and the Lenders that it wishes to engage in the following transaction:

A.

Diodes Hong Kong Holding Company Limited (“DHH”) has pledged 100% of the entire issued capital of Diodes Hong Kong Limited (“DHK”) in favor of the Administrative Agent pursuant to the Share Charge dated as of April 26, 2016 between DHH and the Administrative Agent (the “DHK Share Pledge”). The Foreign Borrower has pledged 100% of the entire issued capital of DHH in favor of the Administrative Agent pursuant to the Share Charge dated as of August 14, 2013 between the Foreign Borrower and the Administrative Agent (the “DHH Share Pledge”).

B.	DHH will be amalgamated with DHK on or about December 31, 2018 and DHH will be the surviving entity (the “DHK Transaction”).

The Borrowers have requested that, notwithstanding Section 5.3 of the DHK Share Pledge (or any other provision of the DHK Share Pledge) or any provision of the DHH Share Pledge, the Administrative Agent and the Lenders consent to the DHK Transaction. Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto have agreed to grant such request of the Borrowers.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Defined Terms.  Except as otherwise provided herein, all capitalized undefined terms used in this Consent (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.Consent.  Subject to the terms and conditions hereof, and notwithstanding Section 5.3 of the DHK Share Pledge (or any other provision of the DHK Share Pledge) and any provision of the DHH Share Pledge, the Administrative Agent and the Lenders hereby consent to the DHK Transaction.  Further, the Administrative Agent and Lenders agree and acknowledge that upon the consummation of the DHK Transaction and the extinguishment of the separate legal existence of DHK, the DHK Share Pledge shall be automatically terminated.

3.Conditions to Effectiveness.  This Consent shall be effective upon satisfaction of each of the following conditions (such date, the “Consent Effective Date”):

(a)The Administrative Agent’s receipt of the following, each of which shall be originals or electronic images in a portable document format (e.g. “.pdf” or “.tif”) (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Consent Effective Date and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Required Lenders:

(i)executed counterparts of this Consent signed by the Borrowers, the Guarantors, the Administrative Agent and the Required Lenders; and

(ii)such other assurances, certificates, documents, information, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Required Lenders reasonably may require.

(b)The Borrowers shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) prior to or on the Consent Effective Date.

4.Effect of this Consent.  Except as expressly provided herein, the Credit Agreement, the Collateral Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Consent shall not be deemed (a) to be a waiver of, or consent to a modification of or amendment of, any other term or condition of the Credit Agreement, the Collateral Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Collateral Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Collateral Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents, (d) to be a waiver of, or consent to a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand or (e) to be a course of dealing or a consent to any departure by the Borrowers from any other term or requirement of the Credit Agreement.  References in this Consent to the Credit Agreement (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

5.Representations and Warranties/No Default.  By their execution hereof, each Loan Party hereby represents and warrants as follows:

2

(a)Such Loan Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution and delivery of, and the performance in accordance with their respective terms of the transactions consented to in, this Consent and each other document executed in connection herewith to which it is a party.

(b)This Consent and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(c)Each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(d)No Default or Event of Default has occurred or is continuing nor would any Default or Event of Default result after giving effect to this Consent and the transactions contemplated hereby.

(e)No Loan Party is an EEA Financial Institution.

6.Reaffirmations.  (a) Each Loan Party agrees that the transactions contemplated by this Consent shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party, (b) each Loan Party confirms, ratifies and reaffirms its obligations under the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party, and (c) each Loan Party agrees that, except as otherwise expressly agreed in this Consent, the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

7.Confirmation as to Dutch Collateral Documents.  Reference is made to (i) that certain Deed of Pledge of Shares dated October 20, 2016, among the Domestic Borrower, Pericom Semiconductor Corporation and Diodes Investment Company, as pledgors, Bank of America, N.A. as pledgee and DHBV, as company (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “DHBV Dutch Share Pledge”), (ii)  that certain Deed of Pledge of Shares dated July 21, 2016, among DHBV, as pledgor, the Administrative Agent as pledgee and the Foreign Borrower as company (the “Foreign Borrower Dutch Share Pledge”), (iii) that certain omnibus pledge agreement dated 8 January 2013, between the Foreign Borrower as pledgor and Bank of America, N.A. as pledgee (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Foreign Borrower Omnibus Pledge Agreement”) and (iv) that certain omnibus pledge agreement dated July 18, 2016, between DHBV as pledgor and Bank of America, N.A. as pledgee (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “DHBV Omnibus Pledge Agreement”, together with the Foreign Borrower Omnibus Pledge Agreement, the Foreign Borrower Dutch Share Pledge and the DHBV Dutch Share Pledge, the “Dutch Collateral Documents”).  Each party to the Dutch Collateral Documents hereby confirms that:

3

(a)the Credit Agreement (after giving effect to this Consent), and the other Loan Documents will remain in full force and effect and any reference in the Loan Documents to the Credit Agreement or to any provision of the Credit Agreement will be construed as a reference to the Credit Agreement, or that provision, after giving effect to this Consent;

(b)notwithstanding the consents to the Credit Agreement pursuant to this Consent, the Dutch Collateral Documents and the security interests created thereunder will remain in full force and effect and will continue to secure all liabilities which are expressed to be secured by them and the rights of the Loan Parties under such security interest will not be affected by this Consent;

(c)any amount owed by any Borrower under the Credit Agreement (after giving effect to this Consent) is part of (i) the definition of Secured Obligations (as included/defined in the Dutch Collateral Documents) and (ii) each Loan Party’s Parallel Debts (as included/defined in the Credit Agreement); and

(d)at the time of the entering into the Dutch Collateral Documents, it was their intention that the security rights created pursuant to the Dutch Collateral Documents would secure the Foreign Obligations as they may be amended, restated, supplemented or otherwise modified from time to time, including amendments to the Credit Agreement and the Loan Documents, including, for the avoidance of doubt, the matters of the type addressed by this Consent.

8.Miscellaneous

(a)Governing Law.  THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Consent and the parties hereto, the terms of Section 11.14 and Section 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(b)Loan Document.  This Consent shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(c)Counterparts; Electronic Execution. This Consent may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Consent by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Consent.

(d)Severability.  If any provision of this Consent is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

(e)Entirety.  This Consent, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

(f)Netherlands Law. If the Foreign Borrower and/or DHBV is represented by an attorney in connection with the signing and/or execution of this Consent or any other agreement, deed or

4

document referred to in or made pursuant to this Consent, it is hereby expressly acknowledged and accepted by the other parties to this Consent that the existence or extent of the attorney’s authority and the effects of the attorney’s exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands.

[Remainder of page intentionally blank.]

5

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed as of the date first above written.

DOMESTIC BORROWER:

DIODES INCORPORATED

By:  /s/Richard D. White

Name:Richard D. White

Title:CFO

FOREIGN BORROWER:

DIODES INTERNATIONAL B.V.

By:  /s/ Richard D. White

Name:Richard D. White

Title:Managing Director A

By:  /s/Bauke Faber

Name:___Bauke Faber__________________

Title:Managing Director B

SUBSIDIARY GUARANTORS:

DIODES HOLDINGS UK LIMITED

By:  /s/Richard D. White

Name:Richard D. White

Title:CFO

Signature Page to Consent to Credit Agreement

Diodes Incorporated

DIODES ZETEX LIMITED

By:  /s/Richard D. White

Name:Richard D. White

Title:CFO

DIODES HOLDING B.V.

By:  /s/Richard D. White

Name:Richard D. White

Title:  Managing Director A

By:  /s/Bauke Faber

Name:_Bauke Faber_____________________

Title:  Managing Director B

Signature Page to Consent to Credit Agreement

Diodes Incorporated

BANK OF AMERICA, N.A.,

as Administrative Agent

By:  /s/ Anthony W. Kell

Name:  Anthony W. Kell

Title:Vice President

Signature Page to Consent to Credit Agreement

Diodes Incorporated

BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swing Line Lender

By:  /s/Jennifer Yan

Name:  Jennifer Yan

Title:Senior Vice President

Signature Page to Consent to Credit Agreement

Diodes Incorporated

COMPASS BANK,

as a Lender

By:  /s/Michael Sheff

Name:  Michael Sheff

Title:Senior Vice President

Signature Page to Consent to Credit Agreement

Diodes Incorporated

CITIBANK, N.A.,

as a Lender

By:  /s/ Randy Humphreys

Name:  Randy Humphreys

Title:Director

Signature Page to Consent to Credit Agreement

Diodes Incorporated

BMO HARRIS BANK N.A.,

as a Lender

By:  /s/Michael Kus

Name:  Michael Kus

Title:Managing Director

Signature Page to Consent to Credit Agreement

Diodes Incorporated

REGIONS BANK,

as a Lender

By:  /s/ Derek Miller

Name:  Derek Miller

Title:Vice President

Signature Page to Consent to Credit Agreement

Diodes Incorporated

SILICON VALLEY BANK,

as a Lender

By:  /s/Ryan Thompson

Name:  Ryan Thompson

Title:Vice President

Signature Page to Consent to Credit Agreement

Diodes Incorporated

CAPITAL ONE, N.A.,

as a Lender

By:  /s/ Seth Meier

Name:  Seth Meier

Title:Director

Signature Page to Consent to Credit Agreement

Diodes Incorporated

COMERICA BANK,

as a Lender

By:  /s/ John Smithson

Name:  John Smithson

Title:Vice President

Signature Page to Consent to Credit Agreement

Diodes Incorporated

MUFG UNION BANK, N.A.,

as a Lender

By:  /s/Matthew Antioco

Name:  Matthew Antioco

Title:Director

Signature Page to Consent to Credit Agreement

Diodes Incorporated

WELLS FARGO BANK, N.A.,

as a Lender

By:  /s/Derek Jensen

Name:  Derek Jensen

Title:Vice President

Signature Page to Consent to Credit Agreement

Diodes Incorporated